UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2018

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

670 D Enterprise Drive Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2018, Midwest Energy Emissions Corp. (the “Company”), along with its wholly-owned subsidiary, MES, Inc., entered into Amendment No. 1 (“Amendment No. 1”) to the Amended and Restated Financing Agreement with AC Midwest Energy LLC which was entered into on November 1, 2016. Pursuant to Amendment No. 1, the parties agreed that the remaining principal balance ($521,686.10) due under the Secured Note referenced therein (which prior to Amendment No. 1 was due on June 15, 2018) would be paid as follows: (a) $250,000 on or prior to June 15, 2018 (which was paid on that date), and (ii) the balance thereof on or prior to September 1, 2018. In addition, the parties agreed that following June 15, 2018, the Secured Note shall bear interest on the unpaid principal balance thereof at a rate equal to the current interest rate provided therein plus 3.0% per annum until the remaining principal balance is paid in full.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). The final results for each of the matters submitted to a vote of stockholders at the 2018 Annual Meeting are as follows:

Proposal 1: The three nominees for election to the Board of Directors were elected to serve as directors of the Company until the next annual meeting of the stockholders and until their successors are elected and qualified or until their earlier removal or resignation, by the votes set forth in the table below:

Nominees	For	Withheld	Broker Non-Votes
Richard MacPherson	25,273,666	2,146,349	15,645,143
Christopher Greenberg	27,025,666	394,349	15,645,143
Allan T. Grantham	27,023,666	396,349	15,645,143

Proposal 2: The Company’s stockholders approved the ratification of the appointment of Schneider Downs & Co., Inc. as the Company’s independent registered public accounting firm for the 2018 fiscal year, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
42,831,962	85,890	147,306	-

Proposal 3: The Company’s stockholders approved, on an advisory non-binding basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
24,727,179	2,681,226	11,610	15,645,143

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Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Amendment No. 1 to Amended and Restated Financing Agreement among Midwest Energy Emissions Corp., MES, Inc. and AC Midwest Energy LLC dated as of June 14, 2018.

________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: June 20, 2018	By:	/s/ Richard H. Gross
Richard H. Gross
Chief Financial Officer

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